As filed with the U.S. Securities and Exchange Commission on ____________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22748

YCG Funds
(Exact name of registrant as specified in charter)

3207 Ranch Road 620 South, Suite 200
Austin, TX 78738
(Address of principal executive offices) (Zip code)

William Kruger
YCG Funds
3207 Ranch Road 620 South, Suite 200
Austin, TX 78738
(Name and address of agent for service)

(512) 505-2347
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  December 1, 2018 to May 31, 2019

Item 1. Reports to Stockholders.

YCG ENHANCED FUND
a series of the YCG Funds

Semi-Annual Report
May 31, 2019	Ticker Symbol: YCGEX

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.ycgfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 855-444-YCGF (855-444-9243) or by sending an e-mail request to info@ycgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 855-444-YCGF (855-444-9243) or send an e-mail request to info@ycgfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

YCG Enhanced Fund

MESSAGE TO SHAREHOLDERS
(Unaudited)

Dear Fellow Shareholder:

For the six-month period ending May 31, 2019, the YCG Enhanced Fund (the “Fund”) achieved a total net return of 10.91%. During the same time period, the S&P 500 Index had a total return of 0.74%, and the S&P Global Broad Market Index had a total return of 1.41%.  The Fund’s top five equity winners and top five equity losers during this period were as follows:

TOP FIVE EQUITY	TOP FIVE EQUITY
WINNERS	LOSERS
MSCI, Inc.	Wells Fargo & Co.
MasterCard, Inc. – Class A	Booking Holdings, Inc.
Copart, Inc.	The Charles Schwab Corp.
Moody’s Corp.	Bank of America Corp.
Facebook, Inc.	JPMorgan Chase & Co.

The top 5 equity winners and equity losers are determined based on a ranking of the dollar gains and losses of all the equity securities owned in the portfolio over the period specified above. This calculation excludes the portfolio’s options positions, which may have experienced a gain or a loss during the period specified. Additionally, the Fund seeks to maximize long term capital appreciation with reasonable investment risk. We believe that one year is too short a period to accurately assess the soundness of our investment strategy, and, thus, we try not to draw too many conclusions from the chart above. Instead, we evaluate ourselves by the Fund’s performance over a full economic cycle, which we define as a period that includes both a recession and an economic expansion.

We believe an investor who aspires to achieve attractive risk-adjusted returns must first identify at least one exploitable and persistent investment mispricing. In our case, as we’ve discussed in past letters, we believe we’ve identified two: 1) a high-quality-business mispricing that we believe results from investors generally undervaluing the rare businesses with both enduring pricing power and long-term volume growth opportunities and 2) a market-timing mispricing that we believe results from most investors’ overconfidence about their ability to enhance their returns by trading around the temporary macroeconomic and operational problems that these great businesses inevitably face over time.

Investment Process and Improvements

However, identification alone is not enough. In order to be successful, an investor must also employ an investment process that reliably exploits these mispricings. Our process starts with stringent filtering. First, we narrow the investment universe down to businesses we feel confident possess both enduring pricing power and significant volume growth opportunities. Because so few businesses are able to thrive in the face

YCG Enhanced Fund

of the relentless disruption occurring all around us and because we insist on deeply understanding each business’s competitive advantage, this step eliminates more than 99% of publicly traded companies, reducing the list down to a few hundred. Second, we evaluate these companies’ capital structures, eliminating from consideration any stocks that we think could have difficulty surviving a deep recession.1  Finally, we calculate a forward rate of return for each remaining stock, and we exclude those that don’t provide enough excess return over the 10-year U.S. Treasury rate2 to justify the added risk one assumes by owning businesses.

With the remaining stocks, we’re ready to construct a portfolio. We first attempt to sufficiently diversify the portfolio across a variety of product categories, which we believe helps to protect the portfolio from unexpected business disruption and/or the inevitable mistakes of analysis we are bound to make over time. Simultaneously, because we believe many exogenous macroeconomic factors are unpredictable, we attempt to ensure that the portfolio will perform robustly across a range of interest rate, business, and political environments. Lastly, since diversification has rapidly diminishing marginal benefits, we compare the forward risk-adjusted rates of return of the remaining stocks and cull the portfolio of any that we believe possess comparatively low forward risk-adjusted rates of return while adding little to diversification.

Our current portfolio is the result of this process. Rather than owning a piece of each of the nearly 45,000 securities listed on official exchanges around the world,3 the vast majority of which are subject to powerful deflationary pricing forces, we have instead winnowed our portfolio down to a select group of companies that we believe can swim against this deflationary tide.  This portfolio includes branded consumer goods such as cosmetics, luxury goods, and athletic shoes as well as many essential consumer and business services such as banking, payment processing, real estate brokerage, online search, credit ratings, and productivity software. Moreover, these businesses are disparate enough that we believe they are likely to respond differently to different macroeconomic backdrops. Some of our portfolio companies will benefit from higher interest rates while others may experience temporary headwinds. Similarly, some of our portfolio companies produce steady cash flow streams that are valued during recessionary periods while others are more cyclical and experience accelerating growth in strong economies. Finally, many of our companies are global, limiting our exposure to any one country’s economic or political risks.

_______________

[1]	Under our definition, the term “difficulty” includes the need to raise a large amount of equity relative to the company’s market cap in order to survive.
[2]	The 10-year U.S. Treasury rate is a standard measure of the risk-free rate.
[3]	See https://www.world-exchanges.org/home/index.php/about/wfe-mission-vision.

YCG Enhanced Fund

While we believe the investment process that resulted in this portfolio is robust, it is certainly not infallible. Therefore, we are always evaluating the evidence to see whether we can improve it further. One recent change we’ve made as a result of this review has to do with the culling part of our process. Historically, when multiple businesses in the same industry have successfully passed through our filters, we’ve typically picked our favorite company in each product category, believing we can select the most undervalued of the dominant players. However, after looking at our historical record, we’ve determined that our success in picking the best opportunity in the advantaged categories is mixed, at best. Thus, we’ve recently made the change that, if a category has multiple clear winners trading at similar valuations, we’ll buy them all. To be clear, this change does not mean that we will indiscriminately buy every player in each product category.

Take beauty, for example. Estee Lauder and L’Oreal, the two largest cosmetics players, each have strong market share and global distribution, and we believe they are both very likely to be global winners. Thus, we think it makes sense to own both. On the other hand, we probably won’t buy smaller players such as Coty, Shiseido, Revlon, Avon, or AmorePacific. These companies lack the economies of scale of an Estee Lauder or a L’Oreal. As a result, they can neither leverage their fixed costs nor negotiate with retailers as effectively as their larger peers, resulting in inferior operating margins. Combined with their smaller revenues, this lower profitability leads to big disadvantages in the advertising, promotion, and innovation-driven enhancement of their brand portfolios. Therefore, many of them must instead rely on discounting to drive sales, which erodes pricing power over time. In other cases, companies possess a number of premium brands, but their revenues are too geographically limited for us to have confidence that the brands will successfully globalize. In summary, while all these businesses are in the same industry, we view their future prospects quite differently.

Similarly, last year, we sold some Nike to fund a stake in Adidas because we believe both have a high probability of exhibiting enduring pricing power and volume growth. Their brands possess celebrated heritage and exhibit global appeal, and their scale advantages in distribution and marketing dwarf their next biggest competitors. Thus, we think it’s an improvement to the portfolio to own both. However, just as in beauty, we currently have no interest in owning Puma or ASICS because they both lack many of these characteristics, and we’re not convinced we’re being compensated for this extra business risk.

YCG Enhanced Fund

A few additional examples of portfolio changes we’ve made in recent years include 1. our diversification into Richemont, LVMH, Hermes, and Kering, giving us ownership in many of the most prestigious global luxury brands; 2. our purchases of both Google and Facebook, which together control 61% of global online advertising revenues and 25% of total global advertising revenues;4 and 3. our investments in both Marsh & McLennan and Aon, which are the two largest and most global insurance brokerages.5

Concluding thoughts

By engaging in continuous learning, remaining vigilant to new and old risks, and regularly questioning our assumptions, we endeavor to construct and maintain a portfolio that’s robust to the uncertain future. Occasionally, when we identify a new business or a value-added improvement, this objective leads to adjustments such as the ones described above. Most of the time, however, because we’re in the fortunate position of owning a collection of, in our view, uniquely enduring businesses, this objective entails sitting on our hands and letting our businesses do the work of compounding our portfolio value and adjusting to incipient risks.

Our business ownership mentality is in marked contrast to most equity investment managers, who, according to Morningstar analyst William Harding, turn over their stocks an average of 130% a year.6,7  This astounding figure means that the average mutual fund manager completely replaces his or her entire portfolio roughly every nine months, even though the duration of the equity assets he or she owns is measured in decades.8  We completely disagree with this approach. While one obvious downside is the significant leakage that occurs in the form of extra taxes and trading costs, the much more insidious and profound downside is that this shortened time frame causes investors to focus on ephemeral sources of value such as next quarter’s earnings relative to consensus or relative valuation multiples between two equally bad businesses. It also causes them to deemphasize and sometimes completely disregard a business’s ultimate source of value, the longevity and magnitude of a business’s cash flow production. We believe this unfortunate combination causes these high-turnover investors to be more often blindsided by the future and to more frequently risk catastrophic loss.

_______________

[4]	See https://www.statista.com/chart/12179/google-and-facebook-share-of-ad-revenue/.
[5]	See https://www.biz.uiowa.edu/henry/download/research/MMC_s17.pdf.
[6]	See https://www.investopedia.com/articles/mutualfund/09/mutual-fund-turnover-rate.asp.
[7]	See http://topforeignstocks.com/2017/10/01/average-stock-holding-period-on-nyse-1929-to-2016/.
[8]	See page 6 of https://personal.vanguard.com/pdf/s340.pdf.

YCG Enhanced Fund

So why would most investors behave this way? We believe it’s because many have very little personal financial investment in their funds’ holdings, with 46% of U.S. stock fund portfolio managers actually having none at all,9 and very little emotional investment in their clients, as many invest assets on behalf of faceless endowments or pension funds, reducing their empathy through a psychological bias called the “identifiable victim effect.”10  We believe this lack of investment incentivizes many managers to either minimize career risk and index hug or, in cases such as hedge funds where outperformance is rewarded more than underperformance is punished, to increase variance (i.e. take more risk by swinging for the fences).

Our business ownership approach, on the other hand, stems from the simple facts that our clients are our friends and family and that, for many of them (ourselves included), we are stewarding the accumulated savings of lifetimes of hard work. Thus, we approach every investment with the knowledge that we are relying on the business’s cash flows to support our clients and their families for the rest of their lives and, in some cases, for those of their children and grandchildren as well. This multi-generational approach focuses the mind and, we believe, can lead to much more reliable long-term investment success.

Thank you for your trust, know that we are invested right alongside you, and please let us know if you have any questions or concerns. We are here to help.

Sincerely,

The YCG Team

_______________

[9]	See https://www.ft.com/content/2c910bce-7105-11e6-9ac1-1055824ca907, https://www.wsj.com/articles/
find-mutual-fund-managers-who-eat-their-own-cooking-1433518014, and https://www.thestreet.com/story/
10421602/1/your-fund-manager-have-skin-in-the-game.html.
[10]
As Wikipedia states, “The identifiable victim effect” refers to the tendency of individuals to offer greater aid when a specific, identifiable person (“victim”) is observed under hardship, as compared to a large, vaguely defined group with the same need . . . The effect is epitomized by the phrase (commonly attributed to Joseph Stalin), “A single death is a tragedy; a million deaths is a statistic.” See https://en.wikipedia.org/wiki/Identifiable_victim_effect.

YCG Enhanced Fund

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  The Fund invests primarily in equity securities without regard to market capitalization, thus investments will be made in mid and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may also write put options and covered call options on a substantial portion of the Fund’s long equity portfolio, which have the risks of early option contract assignment forcing the Fund to purchase the underlying stock at the exercise price which may be the cause of significant losses due to the failure of correctly predicting the direction of securities prices, interest rates and currency exchange rates.  The investment in options is not suitable for all investors.  Covered call writing may limit the upside of an underlying security.  The Fund may also invest in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.

Diversification does not guarantee a profit or protect from loss in a declining market.

Various mutual funds, hedge funds, and other investment products have different risk profiles, which should be considered when investing. All investments contain risk and may lose value.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please see the Schedule of Investments in this report for a complete list of Fund holdings.

The S&P 500 Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market. It is not possible to invest directly in an index.

The S&P Global Broad Market Index is a market capitalization-weighted index that provides a broad measure of the global equities markets and includes approximately 11,000 companies in more than 52 countries covering both developed and emerging markets.

Cash flow is a measure of changes in a company’s cash account during an accounting period, specifically its cash income minus the cash payments it makes. All else being equal, we greatly prefer companies that have high “free cash flows,” which we define as the cash flow from operations that is left over after spending on maintenance capital expenditures and acquisitions that are required to protect the business. In other words, it’s the cash flow from operations that is free and clear to be distributed to shareholders in the form of dividends and share repurchases, and/or to be allocated towards ways to grow the existing business through means such as “growth” acquisitions or new capital expenditures, or simply pay down debt. Typically, we calculate this by looking at a normalized view of net income plus depreciation and amortization minus the maintenance capital expenditures and acquisitions that are required to protect the business, adjusted for often overlooked items such as pensions, stock option expenses, and leases.

The forward risk-adjusted rate of return of a stock is our probability- and risk-weighted estimate of the compound annualized return we believe we are likely to achieve by owning the stock. Using our methodology, the forward risk-adjusted rate of return is calculated  by taking the sum total of the free cash flow per share of the company divided by its price (its “Free Cash Flow Yield”) and the long-term rate at which we expect these free cash flows to grow (the “Growth Rate of Free Cash Flow”) and then adjusting this number up or down based on the risk inherent in the stock (i.e. how wide the potential distribution of expected returns are in the various possible future scenarios).

YCG Enhanced Fund

EXPENSE EXAMPLE
For the six months ended May 31, 2019 (Unaudited)

As a shareholder of the YCG Enhanced Fund (the “Fund”), you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2018 to May 31, 2019.

Actual Expenses

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information provided in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

YCG Enhanced Fund

EXPENSE EXAMPLE (continued)
For the six months ended May 31, 2019 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	12/1/18 –
	12/1/18	5/31/19	5/31/19
Actual	$1,000.00	$1,109.10	$6.26
Hypothetical (5% return
before expenses)	1,000.00	1,019.00	5.99

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

YCG Enhanced Fund

GROWTH OF $10,000 INVESTMENT
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on December 28, 2012 (commencement of the Fund’s operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than original cost.  Index returns do not reflect the effects of fees or expenses.  It is not possible to invest directly in an index.

				Since Inception
	One Year	Three Year	Five Year	(12/28/2012)
Annual Returns
YCG Enhanced Fund	11.24%	13.66%	10.48%	13.00%
S&P 500 Index	3.78%	11.72%	9.66%	13.39%
S&P Global BMI TR Index	-1.97%	9.41%	5.70%	8.82%

YCG Enhanced Fund

TOP TEN EQUITY HOLDINGS
May 31, 2019 (Unaudited)

Percentage of
Net Assets
MasterCard, Inc. – Class A	6.70%
Moody’s Corp	5.58%
MSCI, Inc.	5.47%
CBRE Group, Inc. – Class A	5.33%
Aon PLC	5.26%
Alphabet, Inc. – Class C	4.88%
Colgate Palmolive Co.	4.86%
Wells Fargo & Co.	4.80%
Marsh & Mclennan Cos, Inc.	4.06%
Verisk Analytics, Inc.	3.98%
Total	50.92%

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of net assets)
May 31, 2019 (Unaudited)

For presentation purposes, the Fund has grouped some of the industry categories. For purpose of categorizing securities with Section (8)(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific classifications.

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS
May 31, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS – 96.11%

Banks – 6.76%
Bank of America Corp.	84,562	$2,249,349
JPMorgan Chase & Co.	21,707	2,300,074
Wells Fargo & Co.	250,534	11,116,194
		15,665,617

Beverages – 1.86%
PepsiCo., Inc.	33,731	4,317,568

Capital Markets – 14.72%
Moody’s Corp.	70,774	12,943,149
MSCI, Inc.	57,630	12,679,176
The Charles Schwab Corp.	204,218	8,497,511
		34,119,836

Commercial Services & Supplies – 3.47%
Copart, Inc. (a)	112,615	8,049,720

Entertainment – 0.90%
The Walt Disney Co.	15,880	2,096,795

Household Products – 6.66%
Colgate-Palmolive Co.	161,672	11,255,605
Procter & Gamble Co. (b)	40,509	4,168,781
		15,424,386

Insurance – 9.32%
Aon PLC (b)	67,682	12,187,498
Marsh & McLennan Cos, Inc.	98,398	9,406,849
		21,594,347

Interactive Media & Services – 10.85%
Alphabet, Inc. – Class C (a)(c)	10,251	11,313,311
Auto Trader Group PLC (d)	729,970	5,531,670
Facebook, Inc. (a)	46,709	8,289,446
		25,134,427

Internet & Direct Marketing Retail – 2.20%
Booking Holdings, Inc. (a)(c)	3,079	5,099,501

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS (continued)
May 31, 2019 (Unaudited

	Shares	Value
COMMON STOCKS – 96.11% (continued)

IT Services – 6.81%
MasterCard, Inc. – Class A	61,780	$15,537,052
Visa, Inc.	1,490	240,382
		15,777,434

Personal Products – 8.85%
L’Oreal SA	28,819	7,739,756
The Estee Lauder Companies, Inc.	40,597	6,537,335
Unilever NV – ADR	103,631	6,230,295
		20,507,386

Professional Services – 3.98%
Verisk Analytics, Inc.	65,915	9,228,100

Real Estate Management & Development – 5.33%
CBRE Group, Inc. – Class A (a)(c)	270,362	12,355,543

Software – 1.95%
Microsoft Corp.	36,513	4,515,928

Textiles, Apparel & Luxury Goods – 12.45%
Adidas AG	16,348	4,679,049
Cie Financiere Richemont SA	83,722	6,165,953
Hermes International	5,671	3,768,292
Kering SA	2,172	1,130,611
LVMH Moet Hennessy Louis Vuitton SE	11,234	4,249,475
NIKE, Inc. – Class B (c)	114,831	8,858,063
		28,851,443
TOTAL COMMON STOCKS
(Cost $163,197,880)		222,738,031

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS (continued)
May 31, 2019 (Unaudited)

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS – 3.18%

U.S. Treasury Bills – 3.18%
0.000%, 07/02/2019 (a)	$547,000	$545,907
0.000%, 07/09/2019 (a)	135,000	134,670
0.000%, 08/22/2019 (a)	355,000	353,193
0.000%, 08/29/2019 (a)	147,000	146,183
0.000%, 09/05/2019 (a)	664,000	659,997
0.000%, 09/12/2019 (a)	147,000	146,053
0.000%, 09/19/2019 (a)	70,000	69,518
0.000%, 09/26/2019 (a)	69,000	68,493
0.000%, 10/03/2019 (a)	449,000	445,477
0.000%, 10/10/2019 (a)	2,574,000	2,552,890
0.000%, 10/17/2019 (a)	470,000	465,921
0.000%, 10/24/2019 (a)	138,000	136,741
0.000%, 10/31/2019 (a)	200,000	198,092
0.000%, 11/07/2019 (a)	463,000	458,361
0.000%, 11/14/2019 (a)	750,000	742,162
0.000%, 11/21/2019 (a)	99,000	97,921
	145,000	144,527
		7,366,106
TOTAL SHORT-TERM INVESTMENTS
(Cost $7,364,611)		7,366,106
Total Investments (Cost $170,562,491) – 99.29%		230,104,137
Other Assets in Excess of Liabilities – 0.71%		1,650,125
TOTAL NET ASSETS – 100.00%		$231,754,262

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
(a)	Non-Income Producing
(b)	All or a portion of this security is pledged as collateral on options written. As of May 31, 2019, the value of collateral is $5,328,792.
(c)	Security held in connection with options written.
(d)
Security exempt from registration under Rule 144(a) of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of those securities total $5,531,670 or 2.39% of net assets.

The Global Industry Classification Standard (“GICS”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF OPTIONS WRITTEN
May 31, 2019 (Unaudited)

		Notional
	Contracts	Amount	Value
PUT OPTIONS(a)
Alphabet, Inc. – Class C
Expiration: July 2019; Exercise Price: $1,185.00	8	$948,000	$69,688
Expiration: August 2019; Exercise Price: $1,115.00	2	223,000	11,460
Booking Holdings, Inc.
Expiration: June 2019; Exercise Price: $1,765.00	2	353,000	23,490
Expiration: July 2019; Exercise Price: $1,760.00	1	176,000	12,100
Expiration: July 2019; Exercise Price: $1,850.00	4	740,000	78,064
Expiration: July 2019; Exercise Price: $1,880.00	2	376,000	45,000
CBRE Group, Inc. – Class A
Expiration: June 2019; Exercise Price: $45.00	10	45,000	850
Expiration: June 2019; Exercise Price: $50.00	240	1,200,000	112,800
Expiration: July 2019; Exercise Price: $45.00	30	135,000	3,900
Expiration: July 2019; Exercise Price: $50.00	20	100,000	8,700
Moody’s Corp.
Expiration: June 2019; Exercise Price: $195.00	30	585,000	36,150
Expiration: August 2019; Exercise Price: $185.00	13	240,500	11,375
Expiration: August 2019; Exercise Price: $190.00	21	399,000	23,940
NIKE, Inc. – Class B
Expiration: July 2019; Exercise Price: $77.50	41	317,750	13,407
The Charles Schwab Corp.
Expiration: June 2019; Exercise Price: $42.00	60	252,000	8,100
Expiration: June 2019; Exercise Price: $43.00	70	301,000	12,950
Expiration: June 2019; Exercise Price: $44.00	58	255,200	15,515
Expiration: June 2019; Exercise Price: $45.00	164	738,000	52,152
Expiration: June 2019; Exercise Price: $46.00	246	1,131,600	110,700
Expiration: July 2019; Exercise Price: $42.00	17	71,400	2,975
Expiration: July 2019; Exercise Price: $43.00	29	124,700	6,554
Total Options Written
(Premiums received $373,845)			$659,870

(a)	Exchange Traded

See notes to financial statements.

YCG Enhanced Fund

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2019 (Unaudited)

ASSETS:
Investments, at value (Cost $170,562,491)	$230,104,137
Cash	1,633
Deposits with brokers for options written	1,901,364
Receivable for Fund shares sold	350,620
Dividends and interest receivable	426,142
Prepaid expenses	22,341
Total Assets	232,806,237

LIABILITIES:
Options written, at value (Premiums received $373,845)	659,870
Payable for Fund shares redeemed	120,199
Payable to investment adviser	200,355
Payable to custodian	1,984
Other accrued expenses	69,567
Total Liabilities	1,051,975
NET ASSETS	$231,754,262

NET ASSETS CONSIST OF:
Capital stock	$172,170,520
Total distributable earnings	59,583,742
Total Net Assets	$231,754,262
Shares outstanding (unlimited shares of no par value authorized)	12,739,796

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE(1)	$18.19

(1)	A redemption fee of 2.00% is assessed against shares redeemed within 30 days of purchase. See Note 2(i).

See notes to financial statements.

YCG Enhanced Fund

STATEMENT OF OPERATIONS
For the six-months ended May 31, 2019 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$1,312,259
Interest income	59,358
Total investment income	1,371,617
EXPENSES:
Investment advisory fees	1,062,943
Administration fees	42,656
Shareholder Service fees	28,271
Accounting fees	27,367
Legal fees	24,178
Compliance fees	24,092
Federal and state registration fees	22,419
Transfer agent fees and expenses	17,830
Custody fees	11,918
Audit and tax fees	8,340
Trustee fees and expenses	6,006
Insurance fees	6,006
Reports to shareholders	5,529
Miscellaneous expenses	3,543
Total expenses before reimbursements/recoupments	1,291,098
Expense reimbursement by investment advisor (See Note 4)	(26,196)
Net Expenses	1,264,902
NET INVESTMENT INCOME	106,715
REALIZED AND UNREALIZED GAIN:
Net realized gain (loss) on
Investments	(665,139)
Options written	930,453
Foreign Currency	(7,385)
Total	257,930
Net change in unrealized appreciation (depreciation) on	(908,060)
Investments	21,959,305
Options written	(404,319)
Total	21,554,986
Net realized and unrealized gain on investments	21,812,916
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$21,919,631

(1)	Net of $56,653 in foreign withholding taxes and fees.

See notes to financial statements.

YCG Enhanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Months Ended
	May 31, 2019	Year Ended
	(Unaudited)	November 30, 2018
OPERATIONS:
Net investment income	$106,715	$713,484
Net realized gain on investments,
options written and foreign currency	257,930	5,652,876
Net change in unrealized appreciation
on investments and options written	21,554,986	3,684,806
Net increase in net assets
resulting from operations	21,919,631	10,051,166

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	21,330,925	74,514,324
Proceeds from reinvestment of distributions	5,917,849	4,828,456
Redemption fees	1,855	345
	27,250,629	79,343,125
Payments for shares redeemed	(12,626,018)	(24,821,657)
Net increase	14,624,611	54,521,468

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders:	(6,366,375)	(5,095,089)

TOTAL INCREASE IN NET ASSETS	30,177,867	59,477,545

NET ASSETS:
Beginning of year	201,576,395	142,098,850
End of year (including undistributed
net investment income of
$713,484 and $588,492)	$231,754,262	$201,576,395

CHANGES IN SHARES OUTSTANDING:
Shares sold	1,276,690	4,467,005
Issued in reinvestment of distributions	395,578	295,137
Shares redeemed	(795,669)	(1,459,734)
Net increase	876,599	3,302,408

See notes to financial statements.

YCG Enhanced Fund

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the period

	Six-Months
	Ended
	May 31, 2019		Year Ended November 30,
	(Unaudited)		2018	2017	2016		2015	2014
NET ASSET VALUE:
Beginning of period	$16.99		$16.60	$14.00	$13.73		$14.00	$12.57

OPERATIONS:
Net investment income	0.01		0.06	0.07	0.08		0.06	0.07
Net realized and
unrealized gain on
investment securities	1.73		0.93	3.00	0.48		0.24	1.61
Total from
investment operations	1.74		0.99	3.07	0.56		0.30	1.68
Redemption fee proceeds	—	(1)	— (1)	— (1)	—	(1)	— (1)	—	(1)
Dividends from net
investment income	(0.06)		(0.07)	(0.08)	(0.06)		(0.06)	(0.08)
Dividends from
net realized gains	(0.48)		(0.53)	(0.39)	(0.23)		(0.51)	(0.17)
Total distributions	(0.54)		(0.60)	(0.47)	(0.29)		(0.57)	(0.25)

NET ASSET VALUE:
End of period	$18.19		$16.99	$16.60	$14.00		$13.73	$14.00

TOTAL RETURN	10.91%		6.08%	22.58%	4.11%		2.25%	13.58	%(3)

SUPPLEMENTAL
DATA AND RATIOS:
Net assets;
end of period (000’s)	$231,754		$201,576	$142,099	$109,568		$89,540	$84,112
Ratio of expenses to
average net assets:
Expenses including
reimbursement (recapture)	1.19	%(2)	1.19%	1.19%	1.24	%(3)	1.39%	1.39%
Expenses excluding
reimbursement (recapture)	1.21	%(2)	1.24%	1.34%	1.36%		1.32%	1.38%
Net investment
income including
reimbursement (recapture)	0.10	%(2)	0.37%	0.47%	0.58%		0.43%	0.55%
Net investment
income excluding
reimbursement (recapture)	0.08	%(2)	0.32%	0.32%	0.46%		0.50%	0.56%
Portfolio turnover rate	6.43	%(4)	21.15%	15.99%	23.76%		18.49%	25.46%

(1)	Amount represents less than $0.01 per share.
(2)	Annualized
(3)	See Note 4
(4)	Not Annualized

See notes to financial statements.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS
May 31, 2019 (Unaudited)

1.	ORGANIZATION

YCG Funds (the “Trust”) is a Delaware statutory trust organized under an Agreement and Declarations of Trust dated September 4, 2012.  The Trust is an open-end management investment company, as defined in the Investment Company Act of 1940 (the “1940 Act”), as amended.  The Trust consists of one series, YCG Enhanced Fund (the “Fund”).  The Fund is classified and operates as a non-diversified fund under the 1940 Act.  The Fund commenced operations on December 28, 2012.  The Fund’s investment adviser is YCG, LLC (the “Adviser”).  There are an unlimited number of authorized shares.  The investment objective of the Fund is to maximize long-term capital appreciation with reasonable investment risk.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

a) Subsequent Events Evaluation – In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were issued.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

b) Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2019 (Unaudited)

from changes in the values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

c) Investment Valuation – Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded.  Securities that are traded on The Nasdaq OMX Group, Inc., referred to as Nasdaq are valued at the Nasdaq Official Closing Price.  Exchange-traded securities for which there were no transactions are valued at the current bid prices.  Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices.  Short-term debt instruments maturing within 60 days are valued by the amortized cost method, which approximates fair value.  Debt securities (other than short-term instruments) are valued at the mean price furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.  Options written or purchased by the Fund are valued at the last sales price.  If there are no trades for an option on a given day, options are valued at the mean between the current bid and asked prices.  Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Trustees.

Valuation Measurements

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period.  In addition, these standards require expanded disclosure for each major category of assets.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2019 (Unaudited)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s net assets as of May 31, 2019:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$222,738,031	$—	$—	$222,738,031
Short-Term Investments	—	7,366,106	—	7,366,106
Total Investments
in Securities	$222,738,031	7,366,106	$—	$230,104,137
Liabilities
Other Financial
Instruments**
Options Written	$405,090	$254,780	$—	$659,870

*	Please refer to the schedule of investments to view securities by industry type.
**	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as options written, which are reflected at value.

During the period ended May 31, 2019, the Fund did not recognize any transfers to or from Level 3.

d) Option Writing – The Fund may write covered call options and put options on a substantial portion of the Fund’s long equity portfolio as a means to generate additional income and to tax-efficiently enter and exit positions.  The Fund will not use this strategy as a means of generating implicit leverage.  In other words, if all put options were to be exercised, the Fund will generally have enough cash on hand to purchase the assigned shares.  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  Upon writing an option, the Fund is required to pledge an amount of cash or securities, as determined by the broker, as collateral.  As of May 31, 2019, the Fund held securities with a value of $5,328,792 and cash of $1,901,364 as collateral for options written.  During

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2019 (Unaudited)

the period, the Fund used written covered call and put options in a manner consistent with the strategy described above.

The value of Derivative Instruments on the Statement of Assets and Liabilities as of May 31, 2019, are as follows:

	Liability Derivatives
Derivatives not
accounted for
as hedging
instruments	Location	Value
Equity Contracts – Options	Options written, at value	$659,870

The effect of Derivative Instruments on the Statement of Operations for the period ended May 31, 2019, are as follows:

Amount of Realized Gain on		Change in Unrealized Appreciation
Derivatives Recognized in Income		on Derivatives Recognized in Income
Derivatives not		Derivatives not
accounted for		accounted for
as hedging	Options	as hedging	Options
instruments	Written	instruments	Written
Equity Contracts	$930,453	Equity Contracts	($404,319)

The average monthly value of options written during the period ended May 31, 2019 was $351,596.

Derivative Risks

The risks of using the various types of derivatives in which the Fund may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser, the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund, the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position, the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract, the risk that the use of derivatives may induce leverage in the Fund, and the risk that the cost of the derivative may reduce the overall returns experience by the Fund.

Offsetting Assets and Liabilities

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2019 (Unaudited)

default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The following is a summary of the Assets and Liabilities subject to offsetting in the Fund as of May 31, 2019:

Liabilities				Gross Amounts Not
Offset in the Statement
of Assets and Liabilities
		Gross	Net
		Amounts	Amounts
		Offset	Presented
	Gross	in the	in the
	Amounts	Statement	Statement
	of	of Assets	of Assets
Description /	Recognized	and	and	Financial	Collateral	Net
Counterparty	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Options Written
Interactive Brokers	$659,870	$—	$659,870	$—	$659,870	$—

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization.  Actual collateral received/pledged may be more than the amounts disclosed herein.

e) Federal Income Taxes – The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended.  If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.  Therefore, no federal income tax provision is required.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.  As of and during the six months ended May 31, 2019, the Fund did not have any liabilities for unrecognized tax benefits.

f) Distributions to Shareholders – The Fund will declare and distribute any net investment income and any net realized long or short-term capital gains annually.  Distributions to shareholders are recorded on the ex-dividend date.  The character of

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2019 (Unaudited)

distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

g) Use of Estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

h) Guarantees and Indemnifications – Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

i) Redemption Fee – Those who buy and sell the Fund within 30 calendar days will incur a 2% redemption fee, retained for the benefit of long-term shareholders, recorded as additional capital in the Statement of Changes in Net Assets.

j) Beneficial Ownership – The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  At May 31, 2019, no shareholder held more than 25% of the outstanding shares of the YCG Enhanced Fund.

k) Other – Investment transactions and shareholder transactions are accounted for on the trade date.  Net realized gains and losses on securities are computed on the basis of highest amortized cost.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

3.	INVESTMENT TRANSACTIONS

For the period ended May 31, 2019, the aggregate purchases and sales of securities, excluding short-term securities, were $23,333,105 and $13,239,139 respectively for the Fund.  For the period ended May 31, 2019, there were no long-term purchases or sales of U.S. Government securities for the Fund.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2019 (Unaudited)

4.	COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser acts as the investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) which has been approved by the Board (including a majority of the Trustees who are not parties to the Advisory Agreement, or interested persons of any such party).  Under the terms of the Advisory Agreement between the Fund and the Adviser, the Adviser conducts investment research and management for the Fund and is responsible for the purchase and sale of securities for the Fund’s investment portfolio.  The Adviser provides the Fund with investment advice, supervises the management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions.  The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund.  In addition, the Adviser pays the salaries and fees of all officers of the Fund who are affiliated with the Adviser.  Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the average daily net assets of the Fund.

In the interest of limiting the expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Fund.  Pursuant to the Expense Limitation Agreement, the Adviser (for the lifetime of the Fund) has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and dividend expenses on securities sold short and extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to 1.39%.  In addition to the lifetime limit, the Adviser has agreed to reimburse the Fund to the extent necessary to ensure that total annual fund operating expenses to do not exceed 1.19% at least through April 1, 2020. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that (1) the reimbursement is made only for fees and expenses incurred not more than thirty-six months following the month in which the reimbursement occurred, and (2) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded.  The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. During the period ended May 31, 2019, the Fund reimbursed $467 of previously waived expenses to the Advisor.  As of May 31, 2019, expenses of $115,451, $189,598, $101,586 and $26,663 are subject to recoupment by the Adviser, expiring during the period ended November 30, 2019, November 30, 2020, November 30, 2021 and November 30, 2022, respectively.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2019 (Unaudited)

Certain officers, trustees and shareholders of the Fund are also owners or employees of the Adviser. Such officers receive no compensation from the Fund for serving in their respective roles.

Quasar Distributors, LLC, (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

The Fund has entered into Service Agreements with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), and a Custody Agreement with U.S. Bank, N.A., both affiliates of the Distributor.  Under these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting and custody services.

For the period ended May 31, 2019, the Fund paid U.S Bank, N.A., an affiliate of the Distributor, $8,079 for brokerage commissions.

5.	NON-DIVERSIFICATION RISK

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

As of May 31, 2019, the Fund had a significant portion of its assets invested in the financials sector. Components in this sector may be more sensitive to short product cycles, competition and aggressive prices than the overall market.

6.	FEDERAL TAX INFORMATION

A. Tax Basis of Distributions to Shareholders:  The tax character of the distributions paid by the Fund were as follows:

	For the Year Ended	For the Year Ended
	November 30, 2018	November 30, 2017
Ordinary Income	$2,282,009	$2,207,946
Long-Term Capital Gains	2,813,080	1,376,316
Total	$5,095,089	$3,584,262

Reclassifications:  The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under accounting principles generally accepted in the United States.  For the year ended November 30, 2018, there were no differences reclassified.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2019 (Unaudited)

B. Tax Basis of Investments

As of November 30, 2018, the components of the tax basis cost of investments and net unrealized appreciation were as follows:

YCG Enhanced Fund
Tax cost of investments	$160,616,614
Gross unrealized appreciation	43,159,976
Gross unrealized depreciation	(5,495,386)
Net tax unrealized appreciation (depreciation)	37,664,590
Undistributed ordinary income	3,593,569
Undistributed long-term capital gains	2,772,752
Accumulated earnings	6,366,321
Other accumulated gains (losses)	(425)
Total accumulated earnings	$44,030,486

The tax basis of investments for tax and financial reporting purposes differs, principally due to the deferral of losses on wash sales and the recognition of gains on certain foreign investments.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. Qualified late-year ordinary losses are the excess of the sum of the specified loss attributable to the portion of the taxable year after October 31st, and the late-year losses attributable to the portion of the taxable year after December 31st, over the sum of the specified gains attributable to the portion of the taxable year after October 31st, and other ordinary income attributable to the portion of the taxable year after December 31st. For the fiscal year ended November 30, 2018, there were no post-October or late-year losses.

YCG Enhanced Fund

ADDITIONAL INFORMATION
(Unaudited)

1.	SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

For the year ended November 30, 2018, 63.31% of the dividends paid from net investment income, including short-term capital gains, for the YCG Enhanced Fund qualify for the dividends received deduction available to corporate shareholders.

For the year ended November 30, 2018, 91.47% of the dividends paid from net investment income, including short-term capital gains, for the YCG Enhanced Fund are designated as qualified dividend income.

2.	COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e. an “Independent Trustee”) received $1,000 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free 1-855-444-9243 or by accessing the Fund’s website at www.ycgfunds.com.

3.	PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-855-444-9243 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the Fund’s website at www.ycgfunds.com or on the web site of the Securities and Exchange Commission at http:www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities during the year ended June 30, 2018 is available without charge, upon request, by calling 1-855-444-9243 or by accessing the website of the Securities and Exchange Commission.

4.	DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the website of the Securities and Exchange Commission at http://www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

YCG Enhanced Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business of the Fund is managed under the direction of the Board. The Board formulates the general policies of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees and Officers of the Trust are listed below along with a description of their principal occupations over at least the last five years. Trustees who are “interested persons”, as defined by the 1940 Act, are indicated by asterisk.  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by (1) calling toll free 1-855-444-9243; (2) on the Fund’s website located at http://www.ycgfunds.com; or (3) on the SEC’s website http://www.sec.gov.

Term of
		Office	Number of
		and	Portfolios	Principal	Other
	Position(s)	Length	in Fund	Occupation(s)	Directorships
Name, address and	Held with	of Time	Complex	During Past	Held by
year born	the Fund	Served	Overseen	Five Years	Trustee

Brian Yacktman*	Trustee	Indefinite,	1	Manager, Principal	None.
3207 Ranch Road		Trustee		and Chief
620 South, Suite 200		since 2012		Investment Officer,
Austin, TX 78738	President	One year		YCG, LLC,
Age: 40		term,		investment adviser
		President		to the Fund,
		since 2012		since 2007.

William D. Kruger*	Chairman	Indefinite,	1	Manager, Principal	None.
3207 Ranch Road	and	Trustee		and CEO, YCG,
620 South, Suite 200	Trustee	since 2012		LLC, investment
Austin, TX 78738	Vice	One year		adviser to the Fund,
Age: 40	President	term, Vice		since 2008.
	and	President
since 2012
	Treasurer	One year
term,
Treasurer
since 2012

YCG Enhanced Fund

TRUSTEES AND OFFICERS (continued)
(Unaudited)

Term of
		Office	Number of
		and	Portfolios	Principal	Other
	Position(s)	Length	in Fund	Occupation(s)	Directorships
Name, address and	Held with	of Time	Complex	During Past	Held by
year born	the Fund	Served	Overseen	Five Years	Trustee

Independent Trustees:

Travis E.Oliphant	Trustee	Indefinite,	1	Scientific and	None.
3207 Ranch Road		Trustee		Technical Software
620 South, Suite 200		since 2012		Manager and
Austin, TX 78738				Executive. Founder
Age: 47				and CEO of Anaconda
(Continuum Analytics),
January 2012 – 2017.
Founder and
CEO of Quansight,
2018 – Present.

Rory M. McDonald	Trustee	Indefinite,	1	Assistant Professor	None.
3207 Ranch Road		Trustee		of Business
620 South, Suite 200		since 2012		Administration in
Austin, TX 78738				the Technology
Age: 40				and Operations
Management Unit
at Harvard Business
School, 2013 – Present.
Assistant Professor
of Management,
University of
Texas at Austin,
McCombs School
of Business,
2011 – 2013.

Cyril James Speirs	Trustee	Indefinite,	1	Retired, Previously,	None.
3207 Ranch Road		Trustee		Global Vice President
620 South, Suite 200		since 2017		Procurement for Whole
Austin, TX 78738				Foods Market, Inc.,
Age: 63				2005 – 2016.

YCG Enhanced Fund

TRUSTEES AND OFFICERS (continued)
(Unaudited)

Term of
		Office	Number of
		and	Portfolios	Principal	Other
	Position(s)	Length	in Fund	Occupation(s)	Directorships
Name, address and	Held with	of Time	Complex	During Past	Held by
year born	the Fund	Served	Overseen	Five Years	Trustee

Officers who are not Trustees:

Elliott Savage	Vice	One year	N/A	Manager,	None.
3207 Ranch Road	President	term, Vice		Principal and
620 South, Suite 200		President		Portfolio manager,
Austin, TX 78738		since		YCG, LLC,
Age: 39		December		investment adviser
		2012		to the Fund,
	Secretary	One year		since 2012.
term,
Secretary
since
February
2016
	Assistant	One year
	Treasurer	term,
Assistant
Treasurer
since
December
2012

Lelia Long	Chief	One year	N/A	Investment	None.
3207 Ranch Road	Compliance	term,		Management
620 South, Suite 200	Officer	Chief		& Compliance
Austin, TX 78738		Compliance		Consultant,
Age: 56		Officer since		Vigilant
		March 2016		Compliance LLC,
2009 – Present.
Treasurer, New
Ireland Fund, Inc.,
2002 – Present.

*
Brian Yacktman and William Kruger are considered to be “interested persons” of the Trust, a term that is defined in the 1940 Act.  Mr. Yacktman and Mr. Kruger are interested persons because: (1) each is an officer of the Trust; and (2) each is the owner of the investment adviser to the Fund.

Each trustee holds office for an indefinite term and until the earlier of: the Trust’s next meeting of shareholders and the election and qualification of his successor; or until the date a trustee dies, resigns or is removed in accordance with the Trust’s Declaration of Trust and By-laws. Each officer holds office at the pleasure of the Board and serves for a period of one year, or until his successor is duly elected and qualified.

 (This Page Intentionally Left Blank.)

For Fund information and shareholder services, call
1-855-444-9243
web site: www.ycgfunds.com

YCG Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

Investment Adviser
YCG, LLC
3207 Ranch Road 620 South, Suite 200
Austin, TX  78738

Chief Compliance Officer
Vigilant Compliance, LLC
Gateway Corporate Center
223 Wilmington West Chester Pike, Suite 216
Chadds Ford, PA  19317

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI  53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI  53202

Transfer Agent, Fund Accountant, and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI  53202

This report is submitted for the general information of shareholders of the YCG Enhanced Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains more information concerning the Fund’s investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  YCG Funds

By (Signature and Title)* /s/ Brian A. Yacktman
  Brian A. Yacktman, President (Principal Executive Officer)

Date    July 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Brian A. Yacktman
  Brian A. Yacktman, President (Principal Executive Officer)

Date    July 30, 2019

By (Signature and Title)* /s/ William D. Kruger
  William D. Kruger, Treasurer (Principal Financial Officer)

Date    July 30, 2019

* Print the name and title of each signing officer under his or her signature.